Exhibit 99.2

Fulcrum Therapeutics Completes $68.5 Million Private Placement

Cambridge, MA – June 10, 2020 – Fulcrum Therapeutics, Inc. (Nasdaq: FULC) today announced the closing of a $68.5 million private placement pursuant to a securities purchase agreement with a group of institutional investors and accredited investors.

The private placement includes a mix of new and existing investors, including EcoR1 Capital, LLC, Alyeska Investment Group, L.P., Boxer Capital, Casdin Capital LLC, Perceptive Advisors LLC, Samsara BioCapital, Monashee Investment Management LLC and Foresite Capital.

SVB Leerink acted as the exclusive placement agent to the Company in connection with the private placement.

In the private placement, the Company sold 4,029,411 shares of common stock at a price of $17.00 per share. The private placement priced on June 8, 2020.

The Company expects to use net proceeds from the private placement to fund research and development expenses, including the ongoing clinical development of losmapimod for facioscapulohumeral muscular dystrophy (FSHD), the initiation of clinical development of losmapimod for COVID-19 pending review of the Company’s recently filed investigational new drug application by the U.S. Food and Drug Administration, the advancement of its hemoglobinopathies program into clinical development and the advancement of both its discovery efforts and product engine capabilities, as well as working capital and other general corporate purposes.

The securities sold in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock issued in the private placement no later than the 15th day after the date of the securities purchase agreement for the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

About Fulcrum Therapeutics

Fulcrum Therapeutics is a clinical-stage biopharmaceutical company focused on improving the lives of patients with genetically defined rare diseases in areas of high unmet medical need. Fulcrum’s proprietary product engine identifies drug targets which can modulate gene expression to treat the known root cause of gene mis-expression. The company has advanced losmapimod to Phase 2 clinical development for the treatment of facioscapulohumeral muscular dystrophy (FSHD) and has completed extensive pre-clinical research for FTX-6058 for the treatment of sickle cell disease and beta-thalassemia.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding: the anticipated use of proceeds from the private placement; the filing of a registration statement to register the resale of the shares issued and sold in the private placement; and the Company’s plans, strategies and prospects for its business, including the Company’s plans to evaluate losmapimod as a potential treatment for COVID-19. All statements, other than statements of historical facts, contained in this press release, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Fulcrum’s ability to obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in clinical trials; replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of losmapimod and its other product candidates; advance the development of its product candidates under the timelines it anticipates in current and future clinical trials, if at all; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

Contact:

Investors:

Christi Waarich

Director, Investor Relations and

Corporate Communications

617-651-8664

cwaarich@fulcrumtx.com

Stephanie Ascher

Stern Investor Relations, Inc.

stephanie.ascher@sternir.com

212-362-1200

Media:

Kaitlin Gallagher

Berry & Company Public Relations

kgallagher@berrypr.com

212-253-8881

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